Nationwide Life Insurance Company: • Nationwide Variable Account - II

Prospectus supplement dated February 20, 2009 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On January 14, 2009, the Board of Trustees of the MTB Group of Funds voted to liquidate the following underlying mutual funds effective April 24, 2009.  Effective April 25, 2009, these underlying mutual funds will no longer be available to receive transfers or new purchase payments:

MTB Group of Funds

•	MTB Large Cap Growth Fund II
•	MTB Large Cap Value Fund II
•	MTB Managed Allocation Fund – Aggressive Growth II
•	MTB Managed Allocation Fund – Conservative Growth II

Any account value allocated to these funds will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on April 24, 2009.